SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  October 28, 1998


                          THE LESLIE FAY COMPANY, INC.



    Delaware                     1-9196                         13-3197085
---------------        ---------------------------         --------------------
(State or Other        (Commission File Number)                (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


1412 Broadway, New York, New York                                    10018
----------------------------------------                           -----------
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (212) 221-4000


                                 Not Applicable
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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                  THE LESLIE FAY COMPANY, INC. AND SUBSIDIARIES


Item 5.  Other Events.
------   ------------

         On October 28, 1998, the registrant issued a press release (the "Press Release") reporting that it had completed its purchase of the apparel business of The Warren Apparel Group Ltd.

         A copy of the Press  Release  is  attached  to this  report as  Exhibit
99.01.

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.
------    -----------------------------------------------------------------

         (a)     Financial statements of business acquired:

                 Not applicable.

         (b)     Pro Forma financial information:

                 Not applicable.

         (c)     Exhibits:

                 99.01    The registrant's press release dated October 28, 1998.



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                  THE LESLIE FAY COMPANY, INC. AND SUBSIDIARIES


                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 2, 1998               THE LESLIE FAY COMPANY, INC.


                                     By:  /s/ Warren T. Wishart
                                          --------------------------------------
                                              Warren T. Wishart
                                          Senior Vice President, Chief Financial
                                          Officer, Secretary and Treasurer


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                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number                  Description
-------                 -----------

99.01                   The registrant's press release dated October 28, 1998.